Cullen Value Fund
a series of Cullen Funds Trust

October 8, 2004

Supplement dated October 8, 2004
to Prospectus dated October 28, 2003

PROPOSED REORGANIZATION OF THE FUND

On October 5, 2004, the Board of Trustees of Cullen Funds Trust approved the reorganization of its Cullen Value Fund Series (the “Fund”) into the Pioneer Cullen Value Fund (the “New Fund”), a newly formed series of Pioneer Series Trust III, a Delaware statutory trust, subject to shareholder approval.

If the reorganization is approved by shareholders, Cullen Capital Management, LLC the Fund’s current investment adviser, is expected to be engaged by the New Fund to serve as investment sub-adviser responsible for the day-to-day management of the New Fund. There will be no changes to the Fund’s investment objectives, policies or strategies. The proposed reorganization contemplates that the Fund will transfer all of its assets and liabilities to the New Fund in exchange for the assumption by the New Fund of all the liabilities of the Fund and the issuance of full and fractional shares of beneficial interest of the New Fund to the Fund. Immediately thereafter, the Fund will distribute the shares of beneficial interest in the New Fund to the Fund’s shareholders. Upon completion of the proposed reorganization, each shareholder of the Fund will become the owner of full and fractional shares of beneficial interest in the New Fund equal in number, denomination and aggregate net asset value to the shareholder’s Fund shares immediately prior to the proposed reorganization. The proposed reorganization itself will thus have no immediate material impact on the economic interest of the shareholders of the Fund, and the transfer of the assets and liabilities of the Fund to the New Fund will be done in a tax-free exchange.

Further information will be provided in a proxy statement for the shareholder meeting, which is expected to be held in December 2004.

Investors should retain this supplement with the prospectus for future reference. Please call 1-877-485-8586 with any questions.

Please retain this supplement with your prospectus for future reference.